Exhibit 99.2

Transocean Inc. Reports Fourth Quarter and Full-Year 2006 Results Robert L. Long Chief Executive Officer Jean P. Cahuzac President Steven L. Newman EVP, COO Gregory L. Cauthen SVP, CFO David J. Mullen SVP, Marketing & Planning John H. Briscoe Director, Investor Relations Conference Call Participants: Conference Call Participants:

Forward-Looking Statement The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades including upgrade projects for the Sedco 700-series semisubmersible rigs, newbuild and acquisition opportunities, uses of excess cash including stock buybacks, debt reduction, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2005 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com/Non-GAAP.cfm.

Chart # 1: Contract Backlog by Years (Unaudited) Total Contract Backlog (1) = $20.8 Billion

Chart #2: Average Contracted Dayrate by Rig Type Qtr 1 2007 through Qtr 2 2008 (Unaudited) Definitions Average Dayrate The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of January 31st, 2007. Includes firm contracts and priced options only. High Specification Floaters The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. T he High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pre ssure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cy cle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load c apacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of d rilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification R igs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and dril lships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwat er Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. Other Floaters The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. Jackups The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet.

Chart #3: Out-of-Service Rig Months 2006 and 2007 (Unaudited) Definitions Rig Months Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out o f service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of January 31st, 2007. Also includes out of service time of less than 14 days that is not disclosed in the fleet status report. Out-of-Service Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrat e due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades .. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Mobilization Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobili zation to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other act ivities such as shipyards. Reactivation Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Tra nsocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were prev iously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Upgrade Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard pro ject to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are un dergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" inc ludes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgr ades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time d escribed as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgr ades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time d escribed as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgr ades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time d escribed as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgr ades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time d escribed as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades.

Chart #4: Operating & Maintenance (O&M) Costs Trends (Unaudited) Definitions Support & Integrated Services Includes Integrated Services, all shorebase or common support costs (on-shore offices, yards, pool equipment). Operating Rigs Denotes the total O&M costs of a rig while in service based upon the Rig Operating Days (excluding shorebase or common support costs), as defined below. Rig Operating Days Denotes the total amount of days a rig is deemed to be in-service under contract operations. This excludes all out of service time relating to shipyards, downtime, mobilization and short-term out of contract periods. The average number of days may also fluctuate from quarter to quarter as a result of rigs being reactivated, sold or stacked in the quarters. Out of Service Denotes the total O&M costs while a rig is out of service based upon Out of Service Days, as defined below. Out of service costs are the difference between total operating and maintenance costs and the In-Service Costs. Out of Service Days Includes the total amount of days a rig is deemed to be out of service. This relates to times when a rig is out of service due to shipyards, unpaid downtime, mobilization and short-term idle periods. O&M Costs Our operating and maintenance costs represent all direct and indirect costs associated with the operation and maintenance of our drilling rigs. Operating and maintenance costs also includes all costs related to local and regional offices as well as all costs related to operations support, engineering support, marketing and other similar costs. The principal elements of these costs are direct and indirect labor and benefits, repair and maintenance, contract preparation expenses, insurance, boat and helicopter rentals, professional and technical fees, freight costs, communications, customs duties, tool rentals and services, fuel and water, general taxes and licenses. Labor, repair and maintenance costs, insurance premiums, personal injury losses and drilling rig casualty losses represent the most significant components of our operating and maintenance costs